                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                           ENDED AUGUST 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

SEEKS HIGH CURRENT INCOME AND PRESERVATION OF CAPITAL.

Kemper Short-Term
U.S. Government Fund

              "... The fund was able to provide a positive return
                  despite challenging market conditions. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Portfolio Statistics
9
Portfolio Of Investments
11
Report Of Independent Auditor
12
Financial Statements
14
Notes To Financial Statements
18
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER SHORT TERM U.S.
GOVERNMENT FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED AUGUST 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)
                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                       1.98%
CLASS B                                       1.10%
CLASS C                                       1.24%
LIPPER SHORT U.S. GOVERNMENT FUNDS*           2.97%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                                            AS OF     AS OF
                                                           8/31/99   8/31/98
--------------------------------------------------------------------------------
Kemper Short-Term U.S.
Government Fund Class A                                     $7.99     $8.19
--------------------------------------------------------------------------------
Kemper Short-Term U.S.
Government Fund Class B                                     $8.01     $8.21
--------------------------------------------------------------------------------
Kemper Short-Term U.S.
Government Fund Class C                                     $8.02     $8.22
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

*LIPPER ANALYTICAL SERVICES, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET
 VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
KEMPER SHORT-TERM U.S. GOVERNMENT
FUND RANKINGS AS OF 8/31/99
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER
ADJUSTABLE RATE MORTGAGE FUNDS CATEGORY*

                                            CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
1-year                                       #64 of    #76 of    #73 of
                                            78 funds  78 funds  78 funds
--------------------------------------------------------------------------------
5-year                                       #41 of    #49 of    #48 of
                                            51 funds  51 funds  51 funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND
AND YIELD INFORMATION FOR THE FUND AS OF
AUGUST 31, 1999.

                                            CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
One-year Income:                             $0.3600   $0.2896   $0.3012
--------------------------------------------------------------------------------
August Dividend:                             $0.0300   $0.0222   $0.0239
--------------------------------------------------------------------------------
Annualized
Distribution Rate+:                             4.51%     3.33%     3.58%
--------------------------------------------------------------------------------
SEC Yield+:                                     3.65%     3.13%     3.28%
--------------------------------------------------------------------------------

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN
 ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON AUGUST 31, 1999. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED AUGUST 31, 1999, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW
--------------------------------------------------------------------------------
YOUR FUND'S STYLE [FIXED STYLE BOX]
--------------------------------------------------------------------------------
Source: Morningstar, Inc., Chicago, IL 312-696-6000. The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

THE STYLE BOXES REPRESENT A SNAPSHOT OF A FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONG-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS. MORNINGSTAR HAS PLACED KEMPER SHORT-TERM U.S. GOVERNMENT FUND IN THE SHORT GOVERNMENT CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5.00 percent to 5.50 percent is 50 basis points.

DURATION A measure of the interest rate sensitivity of a fixed income investment or portfolio. The longer the duration, the greater the portfolio's sensitivity to interest rate fluctuations.

GROSS DOMESTIC PRODUCT (GDP) The market value of goods and services produced by a country during a specified period. It acts as a useful gauge when measuring the strength of an economy, especially when comparing different time periods.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and represents the aggregate percentage or dollar value change over the period.

ECONOMIC OVERVIEW



SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  Interest rates have consumed investors' attention for the past six months, but immediate concerns of rate hikes came to a halt in October when the Federal Reserve Board declined to raise its key interest rate, the overnight bank lending rate, for a third time this year. To gain a better understanding of how the Fed's recent interest rate decisions affect the economic outlook for the remainder of 1999, let's review some of the economic events of the past few months.
  Talk of rising interest rates began last spring, and on June 30 the Fed boosted its key interest rate -- the overnight bank lending rate -- one quarter of a point (0.25%). With this move the Fed said it was not inclined to increase rates again soon, although it noted that it was alert to the potential emergence of inflationary pressures that could undermine economic growth.
  Talk of a second hike began in July after Fed Chairman Alan Greenspan's commentary to the House Banking Committee, which was part of the Fed's twice-yearly outlook report required by the Humphrey-Hawkins Full Employment and Balanced Growth Act of 1978. While Greenspan didn't say that the Fed definitely would raise the overnight bank lending rate at its next meeting, the tone of his report included more warnings than expected about the need to follow the June rate increase with another. Speculation became reality at the Aug. 24 Fed meeting, when the Fed once again raised the overnight bank lending rate by one quarter of a point (0.25%).
  While many investors were frustrated by the rate hikes when there were no signs of inflation, Fed policymakers looked at the situation another way: If the earlier increases were not enough to bring inflation risks into balance, a "euphoric" rise in stocks could fuel increased consumer spending, which could necessitate a more disruptive adjustment later. In its June and August rate hikes, the Fed was acting promptly to prevent such an adjustment. In other words, the Fed strongly believes that "a stitch in time saves nine" -- it wants to be preemptive by raising interest rates and slowing the economy before an inflation problem arises.
  With two rate hikes behind them, investors began speculating about the possibility of a third hike at the Fed's Oct. 5 meeting. There are some indications that inflationary pressures still exist.
  To start, the Fed forecasts that the consumer price index (CPI), the average value of an imaginary "basket" of goods and services in the economy, could rise as much as 2.5 percent this year, up from 1.6 percent in 1998. Because CPI is the standard measure of inflation, the Fed has to take any acceleration seriously.
  Employment growth also has the Fed worried. Job creation has exceeded the growth of the labor force since 1993, bringing the unemployment rate down to its lowest level since 1970. The Fed believes that if the pool of job seekers shrinks sufficiently, upward pressures on wage costs are likely. One of the core beliefs of modern economics is that rising wages will produce price inflation as companies seek to pass their rising costs along to their customers. Thus far in this economic expansion, this hasn't happened, but the Fed does not feel it can take a chance that such good luck will last.
  Gross domestic product (GDP), the value of all goods and services produced in the United States, has been growing faster than the Fed believes it can without causing inflation. The Fed believes that GDP can grow slightly faster than 3.0 percent per year without generating inflation. Actual 1998 GDP growth was 3.9 percent and we expect about the same in 1999.
  Rapid productivity growth is the antidote to inflation. After languishing at an average annual increase of about 1 percent in the 1970s and 1980s, productivity growth has recently accelerated. Over the past four quarters it has increased 2.8 percent in the entire economy and even faster in the business sector. However, when growth slowed to under 2 percent in the second quarter, productivity dropped back sharply. While a one-quarter dip in productivity is no cause for worry, the Fed will be watching developments closely. Should the gains in technology that have fostered the productivity growth slow, inflationary red flags would go up.
  Improving economic conditions around the world mean that the U.S. economy will no longer experience declines in basic commodity and import prices that have helped curtail inflation in recent years. Crude oil -- one of the most important and visible commodities, used to make everything from gasoline to plastic bags -- is up nearly 90 percent from its February lows.
  Despite these inflationary suggestions, however, signs of actual inflation remain few and far between, and in its Oct. 5 decisions, the Fed left rates unchanged.
  The Fed did, however, shift its policy bias from neutral toward tightening. The accompanying press release softened that a bit by noting that "such a directive did not signify a commitment to near-term action."
  Clearly the Fed is nervous, but it is willing to wait on incoming data -- including two employment reports and

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.


                                  [BAR GRAPH]

                                           NOW (9/30/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.90                   5.25                   4.80                   6.20
Prime rate (2)                                  8.25                   7.75                   8.50                   8.50
Inflation rate (3)*                             2.25                   1.60                   1.60                   2.30
The U.S. dollar (4)                             -3.9                   -0.2                   4.40                   8.70
Capital goods orders (5)*                       3.00                   5.60                  15.60                  16.20
Industrial production (5)*                      2.40                   1.80                   3.60                   5.70
Employment growth (6)*                          2.20                   2.40                   2.70                   2.40


    (1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN       (4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR
        A BIG PLUS FOR FINANCIAL ASSETS.                       IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS'
    (2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE           FOREIGN PROFITS.
        THEIR BEST BORROWERS.                                  (5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY
    (3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN        PERFORMANCE.
        THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH        (6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
    AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE           *DATA AS OF 8/30/99.
    LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

several inflation reports -- before moving again. We expect that the Fed would prefer to hold off from further rate hikes because of the Y2K issue: It would prefer not to add to any potential Y2K fears or appear responsible for Y2K-related volatility in the financial markets.
  The long-term possibility of interest rate hikes is likely to be affected by political considerations. Election primaries begin in February 2000. Will candidates be talking about tax cuts? Medicare reform? Social Security reform? These will be the issues to consider when we look at the economy in early- to mid-2000.
  Hopefully it will be as easy for investors to obtain information about Fed policies at that time as it is today. The Humphrey-Hawkins hearings were created to give Congress and the public some idea of economic growth and inflation. But this round of Humphrey-Hawkins hearings could be the last, because the Humphrey-Hawkins law expires this year. Although Greenspan has said he thinks it is important for the Fed to report to Congress, and House Banking Committee Chairman Jim Leach intends to press for a new law, there has been no move to enact a new reporting requirement. Although the Fed could still provide hearings, without a law forcing it to do so within a certain framework, we would likely have no consistent basis for analyzing monetary policy.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF OCTOBER 5, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG IS LEAD PORTFOLIO MANAGER OF KEMPER SHORT-TERM U.S. GOVERNMENT FUND. HE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DUGENSKE PHOTO]

JOHN DUGENSKE IS A PORTFOLIO MANAGER FOR KEMPER SHORT-TERM U.S. GOVERNMENT FUND. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, JOINING THE FIRM IN 1998.

[DOLAN PHOTO]

SCOTT DOLAN IS A PORTFOLIO MANAGER FOR KEMPER SHORT-TERM U.S. GOVERNMENT FUND. HE JOINED SCUDDER KEMPER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

ANXIETY ABOUT INFLATION IN THE UNITED STATES AND GROWING CONFIDENCE IN BOND MARKETS ABROAD HAVE COMBINED TO PUSH U.S. GOVERNMENT BOND PRICES LOWER THROUGHOUT 1999. IN THE FOLLOWING Q&A, THE FUND'S MANAGEMENT TEAM DISCUSSES THE BEHAVIOR OF THE U.S. GOVERNMENT BOND MARKET AND HOW THE FUND WAS POSITIONED TO RESPOND.

Q     BEFORE WE GET INTO THE SPECIFICS OF HOW THE FUND WAS MANAGED, COULD YOU
PROVIDE SOME BACKGROUND ON THE PERFORMANCE OF THE GOVERNMENT BOND MARKET DURING THE LAST 12 MONTHS?

A     Over the past year, we've witnessed a nearly unabated rise in interest rates. The returns investors received varied widely by instrument and by maturity. Shorter-term instruments tended to significantly outperform longer-term ones. For example, the Lehman Long Government Bond Index* total return for the 12-month period ended August 31 was down 4.99 percent. The Merrill Lynch 15-Year Mortgage Index* gained 2.3 percent, which reflects that mortgages performed better than their long-term Treasury counterparts. The Lehman Intermediate Government Bond Index* gained 2.26 percent, indicating that the shorter you were, the better.

     The rising interest rate environment was sparked by a turnaround in investor expectations that began last October. At that time, investors had many reasons to favor the U.S. government market. The U.S. economy was growing well, but inflation was subdued. Meanwhile, foreign markets, particularly those in Asia and Latin America, were hindered by uncertainty regarding the strength of their economies and their currencies. Thus, investors poured money into U.S. government bonds for their relative safety and liquidity. In fact, the 30-year Treasury bond hovered below 5 percent last October, near its historic lows.

     The turnaround began when the Federal Reserve, concerned that deteriorating fundamentals abroad could lead to a downturn in the economy at home, took an unusual step. The Fed cut interest rates three times last fall, even though the U.S. economy was growing well. Normally, it only cuts rates if it sees imminent signs of a domestic economic slowdown. Nevertheless, the strategy worked. Asia began showing signs of recovery. Potential problems in Latin American economies, especially Brazil, began to look as if they were under control.

     As a result, investors became more comfortable taking a higher degree of risk and began moving money from the U.S. government market into other assets, such as emerging markets. Unfortunately, this coincided with a deluge of supply in the U.S. market. The end result was that prices on 30-year Treasury bonds dropped as the yield moved from 4.87 percent in October 1998 to about 6.10 percent at the beginning of September 1999. The impact of these sharply higher yields is reflected in the index returns we cited earlier. Prices on short-term bonds also retreated, but not as drastically.

* THE LEHMAN LONG GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR GOVERNMENT BONDS WITH MATURITIES OF TEN YEARS OR MORE. THE MERRILL LYNCH 15-YEAR MORTGAGE INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR LONG-TERM MORTGAGES. THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR GOVERNMENT BONDS WITH MATURITIES BETWEEN THREE AND TEN YEARS. INVESTORS CANNOT ACTUALLY INVEST IN THE INDICES.

PERFORMANCE UPDATE

Q     HOW DID YOU POSITION THE FUND DURING THIS PERIOD?

A     Well, for this fund, you can actually think of the fiscal year as being seven months long. As you may recall, the fund assumed its current configuration on February 5, 1999, with the merger of Kemper Adjustable Rate Government Fund and Kemper Short-Intermediate Government Fund. Combining the funds offered several potential advantages: its one-to-three year maturity would enable it to pursue high income with relatively low volatility of principal, have broader diversification than either of the merging funds and, because of its increased size, have the opportunity to operate at a lower cost.

Q     AND HOW WELL DID THE FUND PERFORM FOR THE YEAR AS A WHOLE?

A     For the entire 12-month period ended August 31, the fund's total return was 1.98 percent (Class A shares, unadjusted for any sales charge) versus 2.97 percent for the category average. Obviously, that doesn't sound like a lot. But consider that long government bonds are down 7.45 percent and intermediate bonds are down 0.32 percent over the same period. As you can see, the fund was able to provide positive returns despite challenging market conditions. Our underperformance for the year as a whole can be attributed to the fact that we had a long duration (see Terms To Know, on page 2), compared with our peers, before the merger. Now that the merger is complete and our competition is better defined, we believe we're in a position to better perform with the peer group consistently.

Q    WHAT WAS YOUR GENERAL STRATEGY FOR MANAGING THE FUND THIS YEAR?

A    Even though there was a lot of anxiety among investors, we were reasonably certain of one thing at the beginning of the fiscal year: that rates wouldn't go much lower. Therefore, we tried to keep the duration of the fund neutral and worked to add performance by maintaining an overweight in mortgage-backed securities versus Treasuries. In part, we bought mortgages because, in an environment of steady or rising interest rates, mortgages generally outperform Treasuries due to the yield advantage they offer. This strategy worked well since mortgages outperformed Treasuries for the year overall. We also had some short-term targeted interest rate trades that worked well for the fund.

Q     HOW IS THE FUND POSITIONED NOW?

A     We don't expect rates to move up much further from current levels, and the market seems evenly valued at this point. With no specific area appearing particularly attractive, we're slightly biased toward mortgage-backed securities, since they can provide a bit more income potential than Treasuries.

Q     YOU MENTIONED THAT YOU DON'T THINK RATES WILL CONTINUE TO RISE FURTHER.
WHY?

A There are several reasons. The primary one is that the Federal Reserve has already raised short-term interest rates twice in the last three months, which should help put the brakes on incipient inflation. Second, it appears that the market has already priced in another hike, which may not even occur. Third, most economists believe that the Federal Reserve will be reluctant to tighten further because it doesn't want to constrain the banking system's liquidity given Y2K concerns.

Q     WILL Y2K HAVE AN IMPACT ON THE MARKET OR THE FUND?

A     With Y2K , the perception may be more important than reality. We don't think the coming of the millennium will cause enormous problems. But it may create an artificially heightened level of fear, which may in turn create opportunities in some areas of the market. We'll keep on the lookout for values and be nimble. We won't vary terrifically from the norm because the market isn't currently compensating us to take more risk. Rather, we'll closely monitor the market and make incremental boosts in yield here and there that we think will add up to nice performance over the longer term.

      The big picture is that investors are able to reap about 6 percent on short-to-intermediate-maturity AAA-rated mortgages while inflation remains lodged near 3 percent. So, fixed income investors are getting a nice inflation-adjusted return on their investment, and we would expect that to continue.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED 8/31/99 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                       1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
--------------------------------------------------------------------------------------------------
    Kemper Short-Term U.S. Government
    Fund Class A                       -0.80%    3.89%    5.49%        5.75%     (since 9/1/87)
--------------------------------------------------------------------------------------------------
    Kemper Short-Term U.S. Government
    Fund Class B                       -1.83     3.57      N/A         3.46      (since 5/31/94)
--------------------------------------------------------------------------------------------------
    Kemper Short-Term U.S. Government
    Fund Class C                        1.24     3.79      N/A         3.70      (since 5/31/94)
--------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER SHORT-TERM U.S. GOVERNMENT FUND CLASS A
--------------------------------------------------------------------------------

                                         KEMPER SHORT-TERM                             MERRILL LYNCH 1-3
                                           US GOVERNMENT       SALOMON BROTHERS 6-      YEAR GOVERNMENT         CONSUMER PRICE
                                           FUND CLASS A1       MONTH T-BILL INDEX*           INDEX+                INDEX++
                                         -----------------     -------------------     -----------------        --------------
9/30/87                                        10000                  10000                  10000                  10000
12/31/91                                       14185                  13715                  14932                  11991
12/31/96                                       17856                  17170                  19608                  13792
8/31/99                                        19677                  19545                  22760                  14539



                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER SHORT-TERM U.S. GOVERNMENT FUND CLASS B
--------------------------------------------------------------------------------

                                         KEMPER SHORT-TERM
                                           US GOVERNMENT       SALOMON BROTHERS 6-    MERRILL LYNCH 1-3 YR      CONSUMER PRICE
                                           FUND CLASS B1          MONTH T-BILL*              GOVT'                  INDEX"
                                         -----------------     -------------------    --------------------      --------------
5/31/94                                       10000.00               10000.00               10000.00               10000.00
12/31/95                                      10744.00               10873.00               11243.00               10400.00
12/31/97                                      11738.00               12079.00               12588.00               10936.00
8/31/99                                       11960.00               13110.00               13700.00               11336.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER SHORT-TERM U.S. GOVERNMENT FUND CLASS C
--------------------------------------------------------------------------------

                                         KEMPER SHORT-TERM
                                           US GOVERNMENT       SALOMON BROTHERS 6-    MERRILL LYNCH 1-3 YR      CONSUMER PRICE
                                           FUND CLASS C1          MONTH T-BILL*           GOVERNMENT'               INDEX"
                                         -----------------     -------------------    --------------------      --------------
5/31/94                                       10000.00               10000.00               10000.00               10000.00
12/31/95                                      10750.00               10873.00               11243.00               10400.00
12/31/97                                      11779.00               12079.00               12588.00               10936.00
8/31/99                                       12102.00               13110.00               13700.00               11336.00

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF DIVIDENDS AND FOR CLASS A SHARES ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 3.5%, FOR CLASS B SHARES ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) AS FOLLOWS: 1-YEAR, 3%; 5-YEAR, 1%; SINCE INCEPTION, 0% AND FOR CLASS C SHARES NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CLASS B SHARE CDSC IS 4%. FOR CLASS C SHARES THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE.

     PLEASE NOTE, ON FEBRUARY 5, 1999, KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND WAS REORGANIZED INTO KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND. KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND WAS THEN RENAMED KEMPER SHORT-TERM U.S. GOVERNMENT FUND, AND ITS OBJECTIVE AND POLICIES WERE CHANGED ACCORDINGLY. THE DATA IN THE CHART AND THE TABLE PRIOR TO FEBRUARY 5, 1999 REFLECTS THE PERFORMANCE OF THE FUND UNDER ITS FORMER NAMES, KEMPER ENHANCED GOVERNMENT INCOME FUND (9/1/87 TO 12/31/91) AND KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND (1/1/92 TO 2/5/99) AND THEIR INVESTMENT OBJECTIVE; AND SHOULD NOT BE CONSIDERED INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND UNDER ITS CURRENT NAME AND INVESTMENT OBJECTIVE.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE APPLICABLE SALES CHARGE IN EFFECT AT THE END OF THE PERIOD. IN COMPARING THE KEMPER SHORT-TERM U.S. GOVERNMENT FUND PERFORMANCE TO THE INDICES, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES. BEGINNING WITH THE NEXT ANNUAL REPORT, THE MERRILL LYNCH 1-3 YEAR GOVERNMENT INDEX, WILL BE SHOWN INSTEAD OF THE SALOMON BROTHERS 6-MONTH T-BILL INDEX.

*    SALOMON BROTHERS 6-MONTH T-BILL INDEX IS AN UNMANAGED INDEX BASED ON THE

     AVERAGE MONTHLY YIELD OF A 6-MONTH TREASURY BILL. RATES OF TREASURY OBLIGATIONS ARE FIXED AT ISSUANCE, AND PAYMENT OF PRINCIPAL AND INTEREST IS BACKED BY THE U.S. TREASURY. MARKET VALUE WILL GENERALLY FLUCTUATE INVERSELY WITH INTEREST RATES PRIOR TO MATURITY AND WILL EQUAL PAR AT MATURITY. DUE TO THEIR SHORT MATURITIES, TREASURY BILLS EXPERIENCE VERY LOW MARKET VOLATILITY. SOURCE IS SALOMON BROTHERS.

+ THE MERRILL LYNCH 1-3 YEAR GOVERNMENT INDEX IS A TOTAL-RETURN INDEX CONSISTING OF SHORT-TERM U.S. TREASURY SECURITIES MATURING IN 1 TO 3 YEARS WITH COUPONS HIGHER THAN 4.25%. IT IS CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR THESE SECURITIES. SOURCE IS CDA WIESENBERGER.

++ THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. SOURCE IS CDA WIESENBERGER.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                       ON 8/31/99              ON 8/31/98
--------------------------------------------------------------------------------
    GOVERNMENT AGENCIES ARMS               --                      70%
--------------------------------------------------------------------------------
    FIXED RATE AGENCY SECURITIES           39%                     11
--------------------------------------------------------------------------------
    GOVERNMENT BONDS:
     SHORT-TERM                            43                       1
--------------------------------------------------------------------------------
     INTERMEDIATE-TERM                      7                       5
--------------------------------------------------------------------------------
    CORPORATES                             10                       3
--------------------------------------------------------------------------------
    CASH EQUIVALENTS                        1                      10
--------------------------------------------------------------------------------
                                          100%                    100%

                                       [PIE CHART]             [PIE CHART]
                                       ON 8/31/99              ON 8/31/98
AVERAGE MATURITY

--------------------------------------------------------------------------------
                                       ON 8/31/99              ON 8/31/98
--------------------------------------------------------------------------------
    AVERAGE MATURITY                   2.5 years               2.9 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER SHORT-TERM U.S. GOVERNMENT FUND
Portfolio of Investments at August 31, 1999
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                         INTEREST                 PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS                  TYPE                          RATE      MATURITY      AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------
   U.S. TREASURY                            (c) Notes                         5.25 %       2001        $66,200    $65,652
   SECURITIES - 39.5%                                                        6.125
     2007          5,750      5,731
   (Cost: $79,458)                                                            5.50         2009          8,000      7,684
                                                -------------------------------------------------------------------------
                                                                                                                   79,067
-------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL                          Pass-through                  7.00      2015-2029       13,787     13,368
   MORTGAGE ASSOCIATION - 23.4%                  certificates                 9.50      2016-2020           24         26
   (Cost: $48,041)                                                            9.00         2019             45         47
                                                                              6.00         2029         25,579     25,215
                                                                              6.50      2028-2029        8,830      8,311
                                                -------------------------------------------------------------------------
                                                                                                                   46,967
-------------------------------------------------------------------------------------------------------------------------
   FEDERAL NATIONAL                             Fixed rate collateralized     8.50         2005         22,595     22,842
   MORTGAGE ASSOCIATION - 13.0%                  mortgage obligations         6.00         2019          3,200      3,112
   (Cost: $26,430)                              -------------------------------------------------------------------------
                                                                                                                   25,954
-------------------------------------------------------------------------------------------------------------------------
   FEDERAL HOME LOAN                            Fixed rate collateralized     6.00         2004          5,317      5,229
   MORTGAGE CORPORATION - 2.6%                   mortgage obligations        11.00         2014              4          4
   (Cost: $5,389)                               -------------------------------------------------------------------------
                                                                                                                    5,233
                                                -------------------------------------------------------------------------
                                                TOTAL U.S. GOVERNMENT OBLIGATIONS--78.5%
                                                (Cost: $159,318)                                                  157,221
                                                -------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
(a)CORPORATE OBLIGATIONS - 10.1%                American Express Credit       6.40         2005          5,000      4,979
   (Cost: $20,701)                               Account Master Trust
                                                Capital Auto Receivables      5.58         2002          9,000      8,895
                                                 Asset Trust
                                                Chase Manhattan Auto          5.80         2003          6,500      6,421
                                                 Owner Trust
                                                -------------------------------------------------------------------------
                                                                                                                   20,295
-------------------------------------------------------------------------------------------------------------------------
   REIGN GOVERNMENT OBLIGATIONS - 10.5%         Government Trust              9.25         2001         14,092     14,616
   Cost: $21,226)                                certificates                 9.40         2002          6,189      6,388
                                                -------------------------------------------------------------------------
                                                                                                                   21,004
-------------------------------------------------------------------------------------------------------------------------
   MONEY MARKET                             (b) Repurchase agreement
   INSTRUMENTS - .9%                               State Street Bank and Trust Company                     165        165
   (Cost: $1,665)                                  Dated 8/31/99, 5.41%, Due 9/1/99
                                                Short-term notes                                         1,500      1,500
                                                   Federal National Mortgage Association
                                                   Yield 5.42%, Due 9/1/99
                                                -------------------------------------------------------------------------
                                                                                                                    1,665
                                                -------------------------------------------------------------------------
                                                TOTAL INVESTMENT PORTFOLIO--100%
                                                (Cost: $202,910)                                               $  200,185
                                                -------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) The fund may invest up to 35% of total assets in fixed income securities other than U.S. Government securities.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(c) At August 31, 1999, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

Based on the cost of investments of $202,725,000 for federal income tax purposes at August 31, 1999, there was no gross unrealized appreciation, therefore the gross and net unrealized depreciation on investments was $2,725,000.

At August 31, 1999, open futures contract purchased are as follows (in thousands):

----------------------------------------------------------------------------------------------------------------
                                                                         AGGREGATE FACE
        FUTURES                   EXPIRATION           CONTRACTS           VALUE ($)            MARKET VALUE ($)
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Note               September '99          120                13,200                    13,240
----------------------------------------------------------------------------------------------------------------
Total unrealized appreciation on open futures contract                                                   40
                                                                                                     ======

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER SHORT-TERM U.S. GOVERNMENT FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Short-Term U.S. Government Fund as of August 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Short-Term U.S. Government Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          October 19, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

August 31, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $202,910)                                                $200,185
------------------------------------------------------------------------
Cash                                                                   1
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   114
------------------------------------------------------------------------
  Interest                                                         2,092
------------------------------------------------------------------------
  Daily variation margin on open futures contracts                    17
------------------------------------------------------------------------
    TOTAL ASSETS                                                 202,409
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES
------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                               445
------------------------------------------------------------------------
  Dividends                                                          158
------------------------------------------------------------------------
  Management fee                                                     123
------------------------------------------------------------------------
  Distribution services fee                                           30
------------------------------------------------------------------------
  Administrative services fee                                         45
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             118
------------------------------------------------------------------------
  Trustees' fees and other                                            76
------------------------------------------------------------------------
    Total liabilities                                                995
------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $201,414
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------

Net assets consist of:
Undistributed net investment income                             $    207
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                     (2,725)
------------------------------------------------------------------------
  Futures                                                             40
------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments              (12,248)
------------------------------------------------------------------------
Paid-in capital                                                  216,140
------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $201,414
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($142,776 /
  17,876 shares outstanding)                                       $7.99
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  2.89% of net asset value or 2.75% of offering price)             $8.22
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($50,573 /
  6,311 shares outstanding)                                        $8.01
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($8,065 /
  1,005 shares outstanding)                                        $8.02
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended August 31, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $ 8,975
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    889
-----------------------------------------------------------------------
  Distribution services fee                                         357
-----------------------------------------------------------------------
  Administrative services fee                                       364
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            604
-----------------------------------------------------------------------
  Trustees' fees                                                     24
-----------------------------------------------------------------------
  Reports to shareholders                                           107
-----------------------------------------------------------------------
  Auditing                                                           35
-----------------------------------------------------------------------
  Legal                                                              30
-----------------------------------------------------------------------
  Other                                                              13
-----------------------------------------------------------------------
    Total expenses                                                2,423
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             6,552
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

Net realized gain (loss) from:
  Investments                                                    (3,505)
-----------------------------------------------------------------------
  Futures                                                           361
-----------------------------------------------------------------------
                                                                 (3,144)
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
-----------------------------------------------------------------------
  Investments                                                    (2,383)
-----------------------------------------------------------------------
  Futures                                                            40
-----------------------------------------------------------------------
                                                                 (2,343)
-----------------------------------------------------------------------
Net gain (loss) on investments                                   (5,487)
-----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 1,065
-----------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED AUGUST 31,
                                                                ---------------------------
                                                                  1999               1998
-------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $  6,552              3,564
-------------------------------------------------------------------------------------------
  Net realized gain (loss)                                        (3,144)              (218)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)            (2,343)              (589)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         1,065              2,757
-------------------------------------------------------------------------------------------
Distribution from net investment income                           (6,480)            (3,759)
-------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions          137,522            (11,658)
-------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          132,107            (12,660)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of year                                                 69,307             81,967
-------------------------------------------------------------------------------------------
END OF YEAR                                                     $201,414             69,307
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Short-Term U.S. Government Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The fund is organized as a Massachusetts business trust. The fund was previously known as Kemper Adjustable Rate U.S. Government Fund until February 5, 1999, when it revised its investment policies. On February 5, 1999, the fund acquired the net assets of Kemper Short-Intermediate Government Fund, amounting to $169.8 million, and issued 20.8 million shares in a tax-free reorganization. The aggregate net assets of the fund immediately after the reorganization were $234.8 million.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through August 31, 1999) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to

NOTES TO FINANCIAL STATEMENTS

                             be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the fund purchased interest rate futures to manage the duration of the portfolio as a temporary substitute for purchasing selected investments and to lock in the purchase price of a security which it expects to purchase in the near future. In addition, the fund also sold interest rate futures to hedge against declines in the value of portfolio securities as a temporary substitute for selling selected investments.

                             Upon entering into a futures contract, the fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At August 31, 1999, the fund had a net tax basis loss carryforward of approximately $9,204,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 1999 through 2007. In addition, from November 1, 1997 through August 31, 1999 the fund incurred approximately $2,820,000 of net realized capital losses. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2000.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

 NOTES TO FINANCIAL STATEMENTS


                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $889,000 for the year ended August 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended August 31, 1999 are $5,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended August 31, 1999 are $523,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the year ended August 31, 1999 are $364,000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received transfer agency fees of $345,000 for the year ended August 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended August 31, 1999, the fund made no direct payments to its officers and incurred trustees' fees of $24,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended August 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $805,279

                             Proceeds from sales                         865,760

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                               YEAR ENDED AUGUST 31,
                                                                       1999                             1998
                                                              -----------------------           ---------------------
                                                              SHARES         AMOUNT             SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                 7,809       $  63,404            1,939       $ 15,939
                                       ------------------------------------------------------------------------------
                                        Class B                 1,411          12,233              540          4,466
                                       ------------------------------------------------------------------------------
                                        Class C                   638           5,192              172          1,427
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   465           3,760              296          2,440
                                       ------------------------------------------------------------------------------
                                        Class B                   141           1,146               32            261
                                       ------------------------------------------------------------------------------
                                        Class C                    21             172                7             56
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (11,507)        (93,320)          (3,734)       (30,799)
                                       ------------------------------------------------------------------------------
                                        Class B                (2,401)        (19,499)            (516)        (4,267)
                                       ------------------------------------------------------------------------------
                                        Class C                  (657)         (5,347)            (143)        (1,181)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 1,961          15,888               81            669
                                       ------------------------------------------------------------------------------
                                        Class B                (1,956)        (15,888)             (81)          (669)
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN ACQUISITION
                                        Class A                11,717          95,496               --             --
                                       ------------------------------------------------------------------------------
                                        Class B                 8,251          67,407               --             --
                                       ------------------------------------------------------------------------------
                                        Class C                   840           6,878               --             --
                                       ------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS          $ 137,522                        $(11,658)
                                       ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------
                                                          CLASS A
                                                   YEAR ENDED AUGUST 31,
                                           -------------------------------------
                                           1999    1998   1997   1996   1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of year         $8.19   8.31   8.22   8.30   8.33
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .38   .41    .45    .46    .48
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   (.22)  (.11)  .09    (.09)  (.04)
--------------------------------------------------------------------------------
Total from investment operations             .16   .30    .54    .37    .44
--------------------------------------------------------------------------------
Less distribution from net investment
income                                       .36   .42    .45    .45    .47
--------------------------------------------------------------------------------
Net asset value, end of year               $7.99   8.19   8.31   8.22   8.30
--------------------------------------------------------------------------------
TOTAL RETURN                                1.98%  3.68   6.75   4.55   5.52
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Expenses                                    1.24%  1.36   1.25   1.15   1.10
--------------------------------------------------------------------------------
Net investment income                       4.27%  4.79   5.50   5.49   5.76
--------------------------------------------------------------------------------

                                           -------------------------------------
                                                          CLASS B
                                                   YEAR ENDED AUGUST 31,
                                           -------------------------------------
                                           1999    1998   1997   1996    1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of year         $8.21   8.32   8.23    8.31   8.32
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .31   .36    .39      .40   .43
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   (.22)  (.11)  .09     (.09)  (.04)
--------------------------------------------------------------------------------
Total from investment operations             .09   .25    .48      .31   .39
--------------------------------------------------------------------------------
Less distribution from net investment
income                                       .29   .36    .39      .39   .40
--------------------------------------------------------------------------------
Net asset value, end of year               $8.01   8.21   8.32    8.23   8.31
--------------------------------------------------------------------------------
TOTAL RETURN                                1.10%  3.06   5.96    3.79   4.84
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Expenses                                    2.08%  1.99   1.93    1.89   1.85
--------------------------------------------------------------------------------
Net investment income                       3.43%  4.16   4.82    4.75   5.01
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                  ---------------------------------
                                                                 CLASS C
                                                        YEAR ENDED AUGUST 31,
                                                  ---------------------------------
                                                  1999    1998   1997   1996   1995
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of year                $8.22   8.33   8.24   8.32   8.33
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .32   .36    .39    .40    .43
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)          (.22)  (.11)  .09    (.09)  (.04)
---------------------------------------------------------------------------------------
Total from investment operations                    .10   .25    .48    .31    .39
---------------------------------------------------------------------------------------
Less distribution from net investment income        .30   .36    .39    .39    .40
---------------------------------------------------------------------------------------
Net asset value, end of year                      $8.02   8.22   8.33   8.24   8.32
---------------------------------------------------------------------------------------
TOTAL RETURN                                       1.24%  3.10   5.98   3.82   4.89
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------
Expenses                                           1.94%  1.95   1.88   1.89   1.79
---------------------------------------------------------------------------------------
Net investment income                              3.57%  4.20   4.87   4.75   5.07
---------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------
                                                              YEAR ENDED AUGUST 31,
                                                    1999      1998     1997     1996     1995
-----------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)          $201,414   69,307   81,967   94,477   129,757
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                336%     149      249      272       308
-----------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data for the year ended August 31, 1999 is determined based on average shares outstanding.

TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

TRUSTEES & OFFICERS


TRUSTEES                    OFFICERS

JOHN W. BALLANTINE          MARK S. CASADY             RICHARD L. VANDENBURG
Trustee                     President                  Vice President

LEWIS A. BURNHAM            PHILIP J. COLLORA          LINDA J. WONDRACK
Trustee                     Vice President and         Vice President
                            Secretary
DONALD L. DUNAWAY                                      MAUREEN E. KANE
Trustee                     JOHN R. HEBBLE             Assistant Secretary
                            Treasurer
ROBERT B. HOFFMAN                                      CAROLINE PEARSON
Trustee                     ANN M. MCCREARY            Assistant Secretary
                            Vice President
DONALD R. JONES                                        BRENDA LYONS
Trustee                     ROBERT C. PECK, JR.        Assistant Treasurer
                            Vice President
THOMAS W. LITTAUER
Trustee and                 KATHRYN L. QUIRK
Vice President              Vice President

SHIRLEY D. PETERSON
Trustee

CORNELIA SMALL
Trustee

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT      KEMPER SERVICE COMPANY
                               P.O. Box 419557
                               Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN                      STATE STREET BANK AND TRUST COMPANY
                               225 Franklin Street
                               Boston, MA 02109
--------------------------------------------------------------------------------
TRANSFER AGENT                 INVESTORS FIDUCIARY TRUST COMPANY
                               801 Pennsylvania Avenue
                               Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               233 South Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com


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KSTGF - 2 10/25/99 1090150